[Document entitled: "Defined Asset Funds". A large yellow band outlines the page and on it reads:"Select Ten Performance Summary"].


A Simple Strategy for Total Return
The Select Ten Portfolio seeks total return by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average(0) (DJIA) for about one year. Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. The Strategy of investing in a number of established stocks while their prices are depressed, any increase your potential for total return.

How The Portfolio Works
The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest dividend yield shortly before the initial offering date (the "Strategy") and holds them for about a year. During this time the Portfolio will remain relatively fixed. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next Portfolio of the then-current Strategy, if available, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for three to five years.

Defining Your Risks
Select Ten Portfolios are designed for investors willing and able to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no aassurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year.

[A chart entitled "Past Performance of Prior Select Ten Portfolios"]
The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:
[The chart has two sides labeled "Series fom Inception through 6/30/97" and "Most Recently Completed Portfolio", respectively].


            Inception    Return                    Period             Return
A Series    1/3/92       17.08%        A Series    1/18/96-2/28/97    31.27%
B Series    5/17/91      17.32%        B Series    5/20/96-6/27/97    27.54%
C Series    9/1/92       20.78%        C Series    9/2/95-10/31/96    30.30%

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance periods of the Most Recently Completed Portfolio is different.

The Dow Jones Industrial Average
The Dow Jones Industrial Average consists of 30 stocks chosen by the editors of The Wall Street Journal as representative of the NY Stock Exchange and of American industry. The companies are highly capitalized and their stocks are widely held by individual and institutional investors.

Allied Signal
Aluminum Co. of America
American Express
AT&T
Boeing
Caterpillar
Chevron
Coca-Cola
Walt Disney
Du Pont
Eastman Kodak
Exxon
General Electric
General Motors
Goodyear
Hewlett-Packard
IBM
International Paper
Johns & Johnson
McDonald's
Merck
3M
J.P. Morgan & Co.
Philip Morris
Procter & Gamble
Sears Roebuck & Co.
Travelers Group
Union Carbide
United Technologies
Wal-Mart

[Overleaf: A mountain chart entitled "Hypothetical Performance of the Strategy (not any Portfolio)", compares the growth of $10,000 invested in 1972 through 6/30/97 of the Strategy (net of sales charges and expenses) [blue], the DJIA [maroon] and the S&P 500 Index [dark green]. A box in the upper left quadrant indicates the components of the chart. Each entity is labeled with a dollar value: $471,379 [blue], $241,749 [maroon] and $221,444 [dark green]. The y-axis reflects the years: 1972, 1977, 1982, 1987, 1992 and 1996.]

[A note beneath the chart reads: "Past performance of the Strategy is no guarantee of future results of any Portfolio. There can be no assurance that any Portfolio will outperform either index. Returns assume dividends were reinvested at each year end and do not reflect commissions or taxes. Only strategy results reflect Portfolio sales charges (2.75% for the first year; 1.75% for each subsequent year) and estimated expenses (about 0.20% a year).]

[A chart entitled "Annual Total Returns" follows].

              1972        1973        1974       1975       1976        1977       1978       1979       1980       1981

Strategy      23.26%      -1.02%      -0.31%     57.02%     34.81%       0.83%      0.16%     12.35%     26.37%     33.37%

DJIA          18.21%     -13.12%     -23.14%     44.40%     22.72%     -12.71%      2.69%     10.52%     21.41%     -3.40%

S&P 500       18.98%     -14.66%     -26.47%     36.92%     23.53%      -7.19%      6.39%     18.02%     31.50%     -4.83%
Index


              1982        1983        9184       1985       1986        1987       1988       1989       1990       1991

Strategy      25.46%      38.46%       7.34%     28.63%     34.57%       6.97%     21.50%     27.30%     -7.94%     33.37%

DJIA          25.79%      25.68%       1.06%     32.78%     26.91%       6.02%     15.95%     31.71%     -0.57%     23.93%

S&P 500       20.26%      22.27%       5.95%     31.43%     18.37%       5.67%     16.58%     31.11%     -3.20%     30.51%
Index

              1992        1993        1994       1995       1996      6/30/97

Strategy       8.32%      26.92%       3.89%     36.48%     27.94%      15.34%

DJIA           7.34%      16.72%       4.95%     36.48%     28.57%      20.02%

S&P 500        7.67%       9.97%       1.30%     37.10%     22.69%      20.51%
Index

Notes:
The data above represent hypothetical past performance and are no guarantee of future results. Portfolio performance will differ from the Strategy because of Portfolio sales charges and other expenses, because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing rices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. Annual total returns represent price changes plus dividends distributed.

If Portfolio sales charges and expenses were deducted, the Strategy would have underperformed the Dow Jones Industrial Average in 11 and the S&P Index in 10 of the last 25 years.

[Footnote:]
Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved and information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

For more complete information about the latest Equity Investor Fund Select Ten Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read the prospectus carefully before you invest.